THE KP FUNDS

                   KP INTERNATIONAL EQUITY FUND (THE "FUND")

                       SUPPLEMENT DATED NOVEMBER 7, 2017
          TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED
                           (THE "SUMMARY PROSPECTUS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
   THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY
                                  PROSPECTUS.

The primary objective of the Fund's Passive International Equity Sub-strategy has been revised to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Index. Accordingly, effective immediately, the Summary Prospectus is hereby amended and supplemented as follows:

1. In the last three paragraphs beginning on page 3 and the partial and first full paragraphs on page 4, all references to "MSCI Europe, Australasia, Far East Index" and "MSCI EAFE Index" are replaced with "MSCI World ex-US Index."

2. The last two sentences of the fourth full paragraph on page 3 are deleted and replaced with the following:

"The MSCI World ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S."


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 KPF-SK-035-0100